UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 14, 2005
ROCHESTER MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-18933	41-1613227

(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)
One Rochester Medical Drive, Stewartville, MN 55976
(Address of principal executive offices)
Registrant’s telephone number, including area code: (507) 533-9600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     The information disclosed under Item 8.01, “Other Events,” below also is intended to be disclosed under this Item 7.01 and is incorporated herein by reference.
Item 8.01 Other Events.
     On October 14 2005, Rochester Medical Corporation (the “Company”) issued a press release announcing it has entered into a Group Purchasing Organization contract with Managed Healthcare Association. The agreement becomes effective November 1, 2005 and covers the Company’s urological and continence care products. A copy of the press release that discusses these matters is filed as Exhibit 99.1 to, and incorporated by reference in, this report.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
99.1	Press Release dated October 14, 2005, issued by Rochester Medical Corporation.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: October 14, 2005

ROCHESTER MEDICAL CORPORATION

By:	/s/ David A. Jonas David A. Jonas Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 14, 2005, issued by Rochester Medical Corporation.